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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                              --------------------

         Date of Report (Date of Earliest Event Reported): May 16, 2002


                   ST. JOHN KNITS INTERNATIONAL, INCORPORATED
             (Exact Name of Registrant as Specified in its Charter)


           Delaware                333-73107              52-2061057
 (State or Other Jurisdiction     (Commission           (IRS Employer
       of Incorporation)          File Number)        Identification No.)


       17622 Armstrong Avenue, Irvine, CA                  92614
    (Address of Principal Executive Offices)             (Zip Code)


       Registrant's Telephone Number, including Area Code: (949) 863-1171

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

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Item 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On May 16, 2002, St. John Knits International, Incorporated (the "Company") decided to no longer engage Arthur Andersen LLP ("Andersen") as the Company's independent public accountants and selected Deloitte & Touche LLP ("Deloitte") to serve as the Company's independent public accountants for the fiscal year ending November 3, 2002. The selection of Deloitte & Touche is subject to the completion of Deloitte's customary client acceptance procedures. The determination to change independent public accountants was approved by the Company's Board of Directors and followed the Company's decision to seek proposals from independent public accountants to audit the Company's financial statements for the fiscal year ending November 3, 2002.

     Andersen's reports on the Company's financial statements for the fiscal years ended October 29, 2000 and October 28, 2001, did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     During the Company's fiscal years ended October 29, 2000 and October 28, 2001, and the subsequent interim period preceding the decision to change independent public accountants, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Andersen's satisfaction would have caused them to make reference to the subject matter of the disagreement in connection with the audit reports of the Company's consolidated financial statements for such years. There were no reportable events described under Item 304 (a) (1) (v) of Regulation S-K during the two most recent fiscal years and the subsequent interim period through May 16, 2002.

     The Company provided Andersen with a copy of the foregoing disclosures. A letter from Andersen dated May 22, 2002, stating its agreement with these statements is attached as Exhibit 16.1.

     In the years ended October 29, 2000 and October 28, 2001, and through the date hereof, the Company did not consult Deloitte with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or any other matters or reportable events as set forth in Items 304 (a) (2) (i) and (ii) of Regulation S-K.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

          (a)  Not Applicable
          (b)  Not Applicable
          (c)  Exhibits

     16.1 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated May 22, 2002.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 23, 2002                           ST. JOHN KNITS INTERNATIONAL,
                                              INCORPORATED


                                              By: /s/ Roger G. Ruppert
                                                  ------------------------------
                                                  Roger G. Ruppert
                                                  Senior Vice President-Finance,
                                                  Chief Financial Officer


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                                  EXHIBIT INDEX

EXHIBIT NO.              DESCRIPTION
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16.1                     Letter from Arthur Andersen LLP to the Securities and
                         Exchange Commission dated May 22, 2002


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